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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form 8K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 18, 2000
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                            COINLESS SYSTEMS, INC.
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              (Exact name of Registrant as specified in charter)


                                    Nevada
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                (State of other jurisdiction of Incorporation)


                 0-25127                                       91-1715373
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    (Commission File Number)                   (IRS Employee Identification No.)


3720 West Oquendo Road, Suite 101, Las Vegas, Nevada              89118
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(Address of principal executive offices)                        (Zip Code)


Registrants telephone number, including area code         (702) 891-9195
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On December 18, 2000, Coinless Systems, Inc., (CSI) entered into a Convertible Promissory Note with Spirit Mountain Development Corporation. The principal sum of this Note is One Million ($1,000,000.00) Dollars. The term of the note is one year, and the interest rate is nine (9%) percent per annum, accrued interest and principal due one year from the date of the note.

Registrant may prepay all or any portion of the balance outstanding at any time without penalty, provided a 30-day notice to holder of the note is given of the intent to prepay.

The note provides an Optional Conversion into Common Stock of the registrant. All principal and accrued interest may be converted at any time, in whole or in part, at the option of the holder, into such number of fully paid and non-assessable shares of common stock as is determined by dividing (i) the sum of
(A) the principal amount of this note to be converted, plus (B) the amount of any accrued and unpaid interest owing on such conversion date, by (ii) the conversion price in effect on said date. The conversion price shall be the lesser of (iii) $0.30 or (iv) such price that, assuming the conversion of the entire principal, resulting in the holder acquiring the number of shares of common stock equal to twenty (20%) percent of the number of shares of common stock issued and outstanding on the date of conversion. Any shares sold pursuant to a firm commitment, underwritten in a secondary public offering after the date of this note, then any common stock issued and sold by the company pursuant to such registration shall be excluded from the twenty (20%) percent calculation.

ITEM 7.   Financial Statements and Exhibits

     (a)  Exhibits
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Exhibit Number                                            Description
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     "A                                           Convertible Promissory Note

                                   SIGNATURE


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

                                COINLESS SYSTEMS, INC.
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                                          (Registrant)


DATE: January 2, 2001           By: /s/ Darryl Dorsett
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                                   DARRYL DORSETT
                                    Its:  Chief Financial Officer and Secretary